Project debt	6 Months Ended
Jun. 30, 2019
Project debt [Abstract]
Project debt
Note 15. - Project debt

The main purpose of the Company is the long-term ownership and management of contracted concessional assets, such as renewable energy, efficient natural gas, electric transmission line and water assets, which are financed through project debt. This note shows the project debt linked to the contracted concessional assets included in Note 6 of these consolidated condensed interim financial statements.

Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In most of the cases, the assets and/or contracts are set up as guarantee to ensure the repayment of the related financing. In addition, the cash of the Company´s projects includes funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $247 million as of June 30, 2019 ($296 million as of December 31, 2018).

Compared with corporate debt, project debt has certain key advantages, including a greater leverage and a clearly defined risk profile.

The breakdown of project debt for both non-current and current liabilities as of June 30, 2019 and December 31, 2018 is as follows:

	Balance as of June 30,	Balance as of December 31,
	2019	2018
	($ in thousands)
Non-current	4,204,804	4,826,659
Current	792,616	264,455
Total Project debt	4,997,420	5,091,114

The decrease in total project debt is primarily due to contractual payments of debt for the six-month period ended June 30, 2019.

Due to the PG&E Corporation and its regulated utility subsidiary, Pacific Gas and Electric Company (“PG&E”), chapter 11 filings in January 2019, a default of the PPA agreement with PG&E occurred. Since PG&E failed to assume the PPA within 180 days from the commencement of the PG&E's chapter 11 proceedings, a technical event of default was triggered under the Mojave project finance agreement in July 2019, and this event was highly probable as of June 30, 2019. Although the Company does not contemplate the scenario under which the DOE would declare the acceleration of debt, the project debt agreement does not have an unconditional right to defer the settlement of the debt for at least twelve months as of June 30, 2019, as the event of default provision make that right not totally unconditional, and therefore the debt has been presented as current in these condensed interim financial statements in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”.

The repayment schedule for project debt in accordance with the financing arrangements and assuming there will be no acceleration of the Mojave debt, as of June 30, 2019, is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2019
Payment of interests accrued as of June 30, 2019	Nominal repayment	Between January and June 2020	Between July and December 2020	2021	2022	2023	Subsequent Years	Total
($ in thousands)
17,629	158,254	86,695	166,057	265,094	296,201	322,544	3,684,945	4,997,420